UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2023

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1222 Demonbreun Street, Suite 2000, Nashville, Tennessee, 37203
(Address of principal executive offices and zip code)

(615) 724-7755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVNC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On December 12, 2023, in connection with the effectiveness of Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), certain changes to the General Corporation Law of the State of Delaware (the “DGCL”) and a periodic review of corporate governance matters, the board of directors (the “Board”) of Revance Therapeutics, Inc. (the “Company”), approved and adopted the Amended and Restated Bylaws of the Company (as so amended and restated, the “Amended and Restated Bylaws”), effective immediately.

The Amended and Restated Bylaws, among other things:

•align provisions regarding nominations of directors and solicitations of proxies with Rule 14a-19, including, but not limited to: (a) requiring the nominating stockholder to represent to the Company that such stockholder intends to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 and provide reasonable evidence of compliance with the rules, (b) requiring the nominating stockholder to provide the Company, no later than five business days prior to the applicable stockholder meeting, with reasonable evidence that it has solicited proxies or votes from stockholders representing at least 67% of the voting power of the shares entitled to vote on the election of directors, (c) requiring that any stockholders directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, and (d) clarifying that a failure to provide information required by Rule 14a-19 or comply with the requirements of 14a-19(a)(3) will result in the Company disregarding a stockholder’s nomination or proposal of other business;
•enhance the disclosure requirements to include additional information regarding the stockholder making the director nomination(s), the director nominee(s), and their associates and affiliates and to require that the information is updated and supplemented to be accurate and timely;
•clarify the number of nominees that stockholders may nominate for election, which shall not exceed the number of directors to be elected at such meeting;
•remove all inapplicable references to California and the California General Corporation Law;

•amend the notice provisions to reflect amendments to the DGCL relating to electronic transmission of notices to stockholders;
•remove the provision regarding loans to officers or employees of the Company; and
•include various immaterial modifications, conforming edits and other updates that provide clarification and consistency.

The foregoing summary of, and the description of the revisions to, the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Number	Description
3.1	Amended and Restated Bylaws of Revance Therapeutics, Inc.
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 15, 2023	Revance Therapeutics, Inc.

		By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer